UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2017

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-5952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 13, 2017, Signal Genetics, Inc., a Delaware corporation now known as Miragen Therapeutics, Inc. (the “Company”) completed its merger with privately-held Miragen Therapeutics, Inc. (“Private Miragen”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated October 31, 2016, whereby one of the Company’s wholly owned subsidiaries merged with and into Private Miragen, with Private Miragen surviving as the Company’s wholly owned subsidiary (the “Merger”). Immediately following the merger, Private Miragen merged with and into the Company, with the Company as the surviving corporation (the “Short-Form Merger”). In connection with the Short-Form Merger, the Company changed its name from Signal Genetics, Inc. to Miragen Therapeutics, Inc.

On February 13, 2017, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger and Short-Form Merger. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited consolidated financial statements of Private Miragen as of December 31, 2016 and 2015, and for each year ended December 31, 2016 and 2015, and (ii) the unaudited pro forma condensed combined statements of income for the year ended December 31, 2016, and unaudited pro forma condensed combined balance sheet as of December 31, 2016, as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

Financial Statements of Private Miragen

The audited consolidated financial statements of Private Miragen as of December 31, 2016 and 2015, and for each year ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Pro Forma Financial Information

The unaudited pro forma condensed combined statements of income for the year ended December 31, 2016, and unaudited pro forma condensed combined balance sheet as of December 31, 2016, each giving effect to the Merger are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Exhibit No.	Description

99.1	Audited consolidated financial statements of Private Miragen as of December 31, 2016 and 2015, and for each year ended December 31, 2016 and 2015.

99.2	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2016, and unaudited pro forma condensed combined balance sheet as of December 31, 2016, each giving effect to the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Dated: March 31, 2017	By:	/s/ William S. Marshall
William S. Marshall, Ph.D.
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Audited consolidated financial statements of Private Miragen as of December 31, 2016 and 2015, and for each year ended December 31, 2016 and 2015.

99.2	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2016, and unaudited pro forma condensed combined balance sheet as of December 31, 2016, each giving effect to the Merger.

4